UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2019

(February 4, 2019)

MEDOVEX CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2380 Old Milton Parkway Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

Copies to:

Arthur S. Marcus, Esq

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

37th Floor

New York, New York

10036 (212) 930-9700

(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 6, 2019, Medovex Corp. (the “Company”) entered into a securities purchase agreement (the “SPA”) with four purchasers (the “Purchasers”) pursuant to which the four Purchasers invested in the Company an aggregate amount of $475,000 in exchange for nine and half (9.5) units (the “Units”), each consisting of a convertible note (the “Convertible Note”) with the principal amount of $50,000 and a warrant (the “Warrant”) to purchase common stock (the “Common Stock”) of the Company. Pursuant to this SPA, the Company offered a minimum of $1,000,000 and a maximum of $6,000,000 (the “Maximum Amount”) of Units at a price of $50,000 per Unit until the earlier of i) the closing of the subscription of the Maximum Amount and ii) February 28, 2019 (the “Termination Date”), subject to the Company’s earlier termination at its discretion. The SPA includes the customary representations and warranties from the Company and purchasers. Each Convertible Note offered by the Company as part of the Unit bears an interest rate of 12% per annum, has a principal amount of $50,000, shall mature in one year from the original issue date on February 6, 2019, and will be convertible into shares of Common Stock at a price of $0.40 subject to adjustment stated in the Convertible Note. Pursuant to the terms of the Convertible Note, each holder of the Convertible Notes shall not own more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon exercise of such Convertible Note. The Convertible Notes automatically convert into the Common Stock upon the increase in the Company’s authorized Common Stock. In addition, pursuant to the SPA, the Company offers, as part of the Unit, Warrants to purchase the Common Stock at a price of $0.75 per share (the “Exercise Price”), subject to adjustments stated therein. The holder of each Warrant may purchase the number of shares of Common Stock equal to the number of shares of Common Stock issuable upon conversion of each Convertible Note while the Warrant is exercisable. The Warrants have a term of three years and shall be exercised in cash or on a cashless basis as described in the Warrant.

The closing dated February 6, 2019 brings the aggregate amount of capital raised in this offering to $5,375,000.

The foregoing description of the SPA, Convertible Note and Warrant is qualified in its entirety by reference to the respective agreements, a copy of which are incorporated by reference to the Current Report on Form 8-K dated January 14, 2019 and are hereby incorporated by reference into this Item 1.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION

On February 6, 2019, pursuant to the SPA, the Company sold an aggregate of $475,000 of Units, consisting of the Convertible Notes in the aggregate principal amount of $475,000 and warrants to purchase the number of shares of Common Stock of the Company equal to the number of shares of Common Stock issuable upon conversion of each Convertible Note, which for this closing was equal to Warrants to purchase an aggregate of 1,187,500 shares of Common Stock. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the SPA.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information contained in Item 2.03 is hereby incorporated by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 4, 2019, the board of directors of the Company accepted the resignation of Charles Farrahar as the Chief Financial Officer, effective immediately. Mr. Farrahar resigned as the Chief Financial Officer for personal reasons and not as a result of any disputes or disagreements between Mr. Farrahar and the Company on any matter relating to the Company’s operations, policies, accounting policies, or practices.

On February 4, 2019, the board of directors of the Company appointed Jeremy Daniel as the Chief Financial Officer of the Company. Jeremy Daniel, 42, has been the Chief Financial Officer of Regenerative Medicine Solutions, LLC (“RMS”) since 2013. Prior to that, Mr. Daniel worked in the private sector in the accounting and finance field for the past twenty years. Mr. Jeremy Daniel is a Certified Public Accountant and received a college degree from the University of Cincinnati and an MBA degree from Xavier University. The Company currently does not have any employment agreement with Mr. Jeremy Daniel. Mr. Daniel’s current annual salary is $150,000.

As disclosed in a current report on Form 8-K (the “8-K”) filed with the Securities and Exchange Commission (the “Commission”) on January 14, 2019, the Company, RMS, Lung Institute LLC (“Lung Institute”), RMS Lung Institute Management LLC (“RMS Management”), Cognitive Health Institute Tampa, LLC (“CHIT”), RMS Shareholder, LLC (“RMS Shareholder”) and RMS Acquisition Corp. (“RMS Acquisition”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) and an amendment thereto dated as of January 8, 2019. Pursuant to the Asset Purchase Agreement, RMS Shareholder received 39,772 shares of Series C Preferred Stock. Mr. Daniel is a managing member of an entity which owns 0.824% of RMS Shareholder; accordingly Mr. Daniel shall receive less than 1% of the outstanding Common Stock of the Company on a fully diluted basis.

There are no arrangements or understandings between the Company and Mr. Jeremy Daniel and any other person or persons pursuant to which Mr. Jeremy Daniel was appointed as the Chief Financial Officer of the Company and there is no family relationship between Mr. Daniel and any other director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

There are no transactions between the Company and Mr. Daniel that are reportable pursuant to Item 404(a) of Regulation SK. The Company did not enter into or materially amend any material plan, contract or arrangement with Mr. Daniel in connection with his appointment as the Chief Financial Officer.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

4.1	Form of Convertible Note (Incorporated by reference from the Current Report on Form 8-K dated January 14, 2019).
4.2	Form of Warrant (Incorporated by reference from the Current Report on Form 8-K dated January 14, 2019).
10.1	Form of Securities Purchase Agreement (Incorporated by reference from the Current Report on Form 8-K dated January 14, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDOVEX CORP.

Date: February 8, 2019	By:	/s/ William Horne
William Horne
Chief Executive Officer